UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MEXCO ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
American Stock Exchange – MXC

July 20, 2012

Dear Fellow Stockholder:

I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders of Mexco Energy Corporation to be held on Tuesday, September 11, 2012, at 2:00 p.m., C.D.T., at the Petroleum Club of Midland, 501 West Wall, Midland, Texas.

At this year’s meeting, you will be asked to elect the Board of Directors and ratify the appointment of Grant Thornton, LLP as our independent auditors. Details regarding each of the proposals are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting of Stockholders, we hope you will vote as soon as possible. You may vote by signing, dating and mailing the enclosed proxy or voting instruction card. You may also vote by internet or by telephone. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Your vote is very important to us and our business. We value your opinions and encourage you to participate in this year’s Annual Meeting by voting your proxy.

Thank you for your continued interest in Mexco Energy Corporation.

Very truly yours,

Nicholas C. Taylor
Chairman of the Board and Chief Executive Officer

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
(432) 682-1119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 11, 2012

TO THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION:

Notice is hereby given that the Annual Meeting of the Stockholders of MEXCO ENERGY CORPORATION (referred to herein as the “Company” or “Mexco”) will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701, at 2:00 p.m. on September 11, 2012, for the following purposes:

1.	Electing Directors of the Company.

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2013.

3.	Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 25, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 20th day of July, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

DONNA GAIL YANKO, Secretary

To be sure your shares are represented at the Annual Meeting of Stockholders, please vote by completing, dating, signing and returning your pre-addressed postage-paid Proxy Card as soon as possible.  You may also vote by internet or by telephone. See the enclosed proxy card for more information. Any stockholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and by withdrawing the proxy. You may vote in person at the Annual Meeting of Stockholders even if you send in your Proxy Card. The ballot you submit at the meeting will supersede any prior vote.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on September 11, 2012:
Our Annual Report on Form 10-K and this Proxy Statement are available at
www.proxyvote.com

TABLE OF CONTENTS

Solicitation of Proxy	2
Purpose of Meeting	2
Voting Rights	2

Proposal 1: Election of Directors	4
Mexco Energy Corporation Board of Directors	4
Director Independence	5
Director Qualifications	5
Board Leadership Structure and Board’s Role in Risk Oversight	6
Meetings and Committees of Board of Directors	7
Director Compensation	8

Employee Incentive Stock Plans	9
Named Executive Officers Who Are Not Directors	9
Compensation Discussion and Analysis	10
Executive Compensation	12
Compensation Committee Report	12

Option Exercises for Fiscal 2012	13
Option Grants for Fiscal 2012	13
Outstanding Equity Awards at Fiscal Year-End 2012	13

Compensation Committee Interlocks and Insider Participation	14
Corporate Governance and Code of Business Conduct	14
Certain Relationships and Related Party Transactions	14
Security Ownership of Certain Beneficial Owners and Management	15
Section 16(a) Beneficial Ownership Reporting Compliance	15

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	16
Audit Fees and Services	16
Report of the Audit Committee	17

Stockholders Proposals for Next Annual Meeting	18
Householding	18
Access to Reports	18
Other Matters	18

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, September 11, 2012

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Mexco Energy Corporation for use at the Annual Meeting of Stockholders to be held at 2:00 p.m., Central Daylight Time, on Tuesday, September 11, 2012 at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 and at any adjournment or postponements thereof (“Annual Meeting”). In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of Mexco, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about August 8, 2012.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

As used in this document, “the Company”, “Mexco”, “we”, “us” and “our” refer to Mexco Energy Corporation and its consolidated subsidiaries.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Annual Meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as Mexco’s independent registered public accounting firm for the fiscal year ending March 31, 2013; and

3.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

Right to Vote and Record Date

The voting securities of Mexco consist solely of common stock, par value $0.50 per share ("Common Stock").

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on July 25, 2012, at which time there were 2,035,949 shares of Common Stock entitled to vote at the meeting. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Quorum

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is obtained.

Voting at the Annual Meeting

This Proxy Statement was sent to all stockholders of record. If your shares are registered directly in your name with Computershare, Inc., you are the “stockholder of record” and may vote the shares at the annual meeting or by proxy by following the voting instructions on the enclosed proxy card. Alternatively, if your shares are held in an account at a broker, brokerage firm, bank or other similar organization, your shares are held in “street name” and you are the “beneficial holder”. The organization holding your shares is the “stockholder of record” for purposes of voting the shares at the annual meeting. As the beneficial owner, you have the right to direct that organization on how it should vote the shares held in your account by following the voting instructions on the enclosed proxy card.

Whether or not you are able to attend the meeting, we urge you to vote by proxy.

Vote Required

All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

With regard to the election of directors, votes may be cast “For”, “Against” or “Abstain” for each nominee. The election of directors is a non-routine proposal which means a broker can only vote your shares if the broker receives instructions from you. Otherwise, your shares will not be voted on this proposal. Abstentions and broker non-votes will not be counted as votes “For” or “Against” the election of a director.

With regard to the proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2013, votes may be cast “For”, “Against” or “Abstain” for the proposal. The ratification of Grant Thornton LLP is a routine proposal which means a broker has discretion to vote your shares even if the broker does not receive voting instructions from you. An abstention will have the same effect as a vote against the proposal. Broker non-votes will have no effect on determining whether the selection of Grant Thornton LLP has been ratified.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter from which abstained.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS", FOR THE APPOINTMENT OF GRANT THORNTON LLP AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Annual Meeting to be held on September 11, 2012, five persons are to be elected to serve on the Board of Directors (the “Board”) for a term of one year and until their successors are duly elected and qualified. All of the nominees are current directors and have announced that they are available for reelection to the Board. The Company's nominees for the five directorships are:

Kenneth L. Clayton
Thomas R. Craddick
Paul G. Hines
Jack D. Ladd
Nicholas C. Taylor

The election of each nominee requires that the number of votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” that nominee’s election.

MEXCO ENERGY CORPORATION BOARD OF DIRECTORS

The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company. The Board is elected by the Stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company. Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

The Board currently consists of one person who is an employee of the Company and four persons who are not employees of the Company (three of which are outside directors). The Board has determined that each of the three outside directors, namely Messrs. Clayton, Hines and Ladd are independent in accordance with American Stock Exchange rules and under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Set forth below are the names, ages and positions of Mexco's directors as of July 20, 2012.

Name	Age	Position
Kenneth L. Clayton	68	Director
Thomas R. Craddick	68	Director
Paul G. Hines	74	Director
Jack D. Ladd	62	Director
Nicholas C. Taylor	74	Chairman of the Board of Directors and CEO

Set forth below are descriptions of the principal occupations during at least the past five years of the Company's current directors.

KENNETH L. CLAYTON was appointed to the Board of Directors of the Company in September 2011. From 1970 through 1984, Mr. Clayton served as Senior Vice-President, managing the trust division of Capital National Bank in Houston and served on various management committees of the bank and its parent company. Mr. Clayton has practiced law since 1984 and currently serves as President of Fiduciary Resources Company, a company he founded in 1984 to provide business management services to individual executors of decedents’ estates and trustees of testamentary trusts.

THOMAS R. CRADDICK was elected to the Board of Directors of the Company in March 1998. Since 1968 to the present, Mr. Craddick has served as a Representative of the Texas House of Representatives. He served as Speaker of the House for six years and throughout his tenure of the past 22 sessions of the Legislature, Representative Craddick has served on various committees and conferences. For more than the past eight years Mr. Craddick has been the sales representative for Mustang Mud, Inc., as well as the owner of Craddick Properties and owner and President of Craddick, Inc., both of which invest in oil and gas properties and real estate.

PAUL G. HINES was appointed to the Board of Directors of the Company in April 2010. Mr. Hines    graduated from the Harvard Business School with a Masters of Business Administration degree and is a Certified Public Accountant. Mr. Hines served with E. F. Hutton and Company, Inc. from 1970 through 1986 in a variety of positions including Vice President of Corporate Development, Executive Vice President and member of the Board of Directors of the broker dealer. Hines served as Chief Financial Officer for William E. Simon and Sons from 1987 to 1989. From 1990 to 2000, he was involved in venture capital and as an independent consultant. He was a member of the Board of Directors of investment bank and broker, Ryan Beck and Company. From 2000 to the present, he has served in a number of capacities with various charitable organizations. He is a contributor to several publications including “Controllers Handbook”, Dow Jones Irwin, 1978, “Chief Financial Officers Handbook”, Dow Jones Irwin, 1986 and “Financial Services Handbook”, Wiley, 1987.

JACK D. LADD was elected to the Board of Directors of the Company in March 1998. Mr. Ladd is currently the Dean and Professor of Management in the School of Business at the University of Texas at Permian Basin. From 2004 until 2007, Mr. Ladd held the positions of Assistant Professor in the School of Business and Director of the John Ben Shepherd Public Leadership Institute of the UTPB. Prior to 2004, Mr. Ladd practiced law and was a shareholder of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., a law firm in Midland, Texas. Mr. Ladd was a partner in various real estate partnerships and is an arbitrator for the National Association of Securities Dealers, and a mediator certified by the Attorney Mediation Institute. Mr. Ladd is a director for two public corporations other than the Company:  Lightbridge Corporation (formerly known as Thorium Power, Ltd.) and Dawson Geophysical Company. Mr. Ladd also serves on numerous philanthropic boards.

NICHOLAS C. TAYLOR was elected Chairman of the Board and Chief Executive Officer of the Company in September 2011 and continues to serve in such capacity on a part time basis, as required. Mr. Taylor served as Chief Executive Officer, President and Director of the Company from 1983 to 2011. Mr. Taylor served as Treasurer until March 1999. From July 1993 to the present, Mr. Taylor has been involved in the independent practice of law and other business activities including independent oil and gas exploration and production. For more than the prior 19 years, he was a director and shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, and a partner of the predecessor firm. In 1995 he was appointed by the Governor of Texas to the State Securities Board through January 2001. In addition to serving as chairman for four years, he continued to serve as a member until 2004. In November 2005 he was appointed by the Speaker of the House to the Texas Ethics Commission for a term of five years, where he served until February 2010.

DIRECTOR INDEPENDENCE

In accordance with Section 803A of the NYSE Market Company Guide and under the Exchange Act, the Board must affirmatively determine the independence of each director. The Board has determined each of the following directors to be an "independent director" as such term is defined in said rules:  Kenneth L. Clayton, Paul G. Hines and Jack D. Ladd. In this proxy statement these three directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."  The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

In addition, the Board has determined that Mr. Hines, Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Hines' level of knowledge, experience (as described above) and formal education.

DIRECTOR QUALIFICATIONS

Each nominee brings a unique set of skills to the Board of Directors. The Board believes the nominees as a group have the experience and skills in areas such as the oil and gas industry, finance, risk management and corporate governance that are necessary to effectively oversee our company. Set forth below are the conclusions reached by the Board as to why each nominee is qualified for service as a director of our company.

Mr. Clayton has over 30 years of banking, property management, finance and legal experience. Mr. Clayton provides expertise in the areas of finance and management.

Mr. Craddick has over 40 years experience in the oil and gas production and service industry. Mr. Craddick provides expertise in the location and acquisition of properties.

Mr. Hines is a Certified Public Accountant and a former Chief Financial Officer and has extensive experience in the financial market. Mr. Hines provides expertise in the areas of financial reporting, accounting, capital markets, internal controls and corporate governance.

Mr. Ladd has over 30 years of finance, legal and management experience. Mr. Ladd provides expertise in financial structuring, general business practices, risk management and executive compensation strategies.

Mr. Taylor has been Mexco’s Chief Executive Officer for over 25 years and has over 30 years of experience practicing law. Mr. Taylor provides expertise in the areas of evaluating, acquiring and managing mineral leases as well as exploration prospects.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors as the Board believes it is in the best interests of Mexco to make that determination based on the position and director of Mexco and the membership of the Board. At this time, the Board believes that the best leadership model for Mexco is the unitary leadership provided by the combination of the Chairman and Chief Executive Officer positions. On September 14, 2011, the Board announced the transition of Nicholas C. Taylor from President and Chief Executive Officer to Chairman of the Board and Chief Executive Officer and the transition of Tammy L. McComic from Executive Vice President and Chief Financial Officer to President and Chief Financial Officer effective immediately following the 2011 Annual Meeting. At the same time, the Board of Directors appointed Kenneth L. Clayton to the Board and determined that Mr. Clayton qualifies as an “independent” director.

The Board believes that Mexco will continue to benefit from Mr. Taylor’s experience and expertise in the oil and gas industry while Ms. McComic’s duties as President and Chief Financial Officer will be expanded. Also, in his role as Chairman, Mr. Taylor will continue to serve an important role in Mexco’s strategic direction.

We do not have a lead independent director as we believe the oversight provided by all of the Board’s independent directors and the work of the Board’s committees provide effective oversight of our strategic plans and operations.

Management is responsible for defining the various risks facing the company, formulating risk management policies and procedures and managing our risk exposure. The Board’s responsibility is to monitor the Company’s risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Audit Committee described below is primarily responsible for monitoring management’s responsibility in the area of risk oversight. Accordingly, management regularly reports to the Audit Committee on risk management. The Audit Committee, in turn, reports on the matters discussed at the committee level to the full board. The Audit Committee and the full board focus on the material risks facing the Company to assess whether management has reasonable controls in place to address these risks.

The Board of Directors recommends that you vote

FOR

the election of each of the Director nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal year ended March 31, 2012, the Board of Directors held four meetings. No member of the Board attended less than 75% of the fiscal 2012 meetings held while serving as a director.

The Board of Directors has established the following standing committees:  audit, compensation and nominating. In accordance with Section 803A of the NYSE Market Company Guide and the Exchange Act, the Board must affirmatively determine the independence of each director. The Board has determined each of the following directors to be an "independent director" as such term is defined in said rules:  Kenneth L. Clayton, Paul G. Hines and Jack D. Ladd. The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

The table below shows the current membership of each committee of the Board and the number of meetings each committee held in fiscal 2012:

Director	Audit	Compensation	Nominating
Kenneth L. Clayton	X	X	X
Thomas R. Craddick
Paul G. Hines	Chair	X	X
Jack D. Ladd	X	Chair	Chair
Nicholas C. Taylor
2012 Meetings	4	2	1

Audit Committee. The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Hines, Chairman, Clayton and Ladd, all of whom are Independent Directors. The Board of Directors has determined that Mr. Hines, Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Hines' level of knowledge, experience (as described above) and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Mexco’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held four meetings during fiscal year ended March 31, 2012. All members of the Audit Committee attended these meetings in person or telephonically.

The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2004. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The report of the Audit Committee for fiscal year 2012 is included in this proxy statement on page 17.

Compensation Committee. The Compensation Committee is a standing committee of the Board of Directors and currently consists of Messrs. Ladd, Chairman, Clayton and Hines, all of whom are Independent Directors. The primary function of the Compensation Committee is to determine compensation for the officers of Mexco that is competitive and enables us to motivate and retain the talent needed to lead and grow the business. The Compensation Committee held two meetings during the fiscal year ended March 31, 2012. All members of the Compensation Committee attended each meeting.

The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005. The charter is posted on Mexco’s website at www.mexcoenergy.com  in the “Corporate Governance” area of the “Investor Relations” section. The report of the Compensation Committee for fiscal year 2012 is included in this proxy statement on page 12.

Nominating Committee. The Nominating Committee is a standing committee of the Board of Directors and currently consists of Messrs. Ladd, Chairman, Clayton and Hines, all of whom are Independent Directors. The Nominating Committee held one meeting during the fiscal year ended March 31, 2012, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees. The Nominating Committee does not have a specific policy as to considering diversity in identifying nominees for director, however seeking to build a board with diversity of experience and skills is one of the other criteria that may be deemed relevant in its evaluation. Stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee may submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.

The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.

Shareholders may request a free printed copy of any of our committee charters by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid or earned by each of the Company’s directors, who are not executive officers, during fiscal year 2012.

Director	Fees Paid in Cash (1)	Stock Option Awards (5)	All Other Compensation	Total
Kenneth L. Clayton (2)	$1,800	$55,600	$-	$57,400
Thomas R. Craddick	$6,000	$-	$-	$6,000
Thomas Graham, Jr. (3)	$12,500	$-	$-	$12,500
Arden R. Grover (4)	$3,000	$-	$-	$3,000
Paul G. Hines	$6,000	$-	$-	$6,000
Jack D. Ladd	$6,000	$-	$-	$6,000

(1)	Director’s fees are paid at the rate of $1,500 per director quarterly.

(2)	Mr. Clayton was appointed as a Director effective September 13, 2011.

(3)
Until his resignation effective December 1, 2011, Mr. Graham was a non-executive Chairman of the Board, for which he was paid a fee of $1,000 per month for his services in addition to the quarterly director fees.

(4)	Mr. Grover elected to not stand for re-election to the Board at the 2011 Annual Meeting.

(5)
The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation -  Stock Compensation” pursuant to the 2009 Employee Incentive Stock Plan. The stock option grant of 10,000 shares to Mr. Clayton for 2012 was made on November 21, 2011 with a grant date fair value of $5.56. For a discussion of valuation assumptions, see Note 11 – Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended March 31, 2012.

EMPLOYEE INCENTIVE STOCK PLANS

The Company has two equity compensation plans:  the 2004 Employee Incentive Stock Plan (the “2004 Plan”) and the 2009 Employee Incentive Stock Plan (the “2009 Plan”) (collectively, the “Stock Plans”). See information regarding material features of the Stock Plans in Note 11, Stock Options, to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 filed with the Securities and Exchange Commission on June 29, 2012.

The Company does not have any employment contracts or change of control agreements. However, the Stock Plans do permit accelerated vesting of stock awards as described below in “Potential Payments Upon a Change of Control or Termination”.

The following table summarizes certain information, as of March 31, 2012, relating to the Company’s Stock Plans. The Stock Plans were approved by Stockholders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under plan
2004 Plan (1)	375,000	3,750	$4.35	-
2009 Plan	200,000	80,000	$6.52	120,000
Total	575,000	83,750	$6.42	120,000

(1)	There were 303,000 out of the 375,000 shares under the 2004 Plan unissued when the plan expired in September 2009 and are no longer available for award.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified. Set forth below is biographical information concerning the executive officers of Mexco. These individuals along with Nicholas C. Taylor are referred to collectively in this Proxy Statement as the “Named Executive Officers”. Biographical information concerning Mr. Taylor is set forth above under the caption "Mexco Energy Corporation Board of Directors."

TAMMY L. MCCOMIC, age 42, joined the Company in July 2001 and was elected President and Chief Financial Officer in September 2011. She served the Company as Executive Vice President and Chief Financial Officer from 2009 to 2011 and as Vice President and Chief Financial Officer from 2003 to 2009. Prior thereto, Ms. McComic served as Controller, Treasurer and Assistant Secretary. Ms. McComic is a Certified Public Accountant.

DONNA GAIL YANKO, age 67, has served as Vice President part-time since 1990. She has also served as Corporate Secretary of the Company since 1992 and from 1986 to 1992 was Assistant Secretary. From 1986 to the present, on a part-time basis, she has assisted the Chairman of the Company in his personal business activities. Ms. Yanko also served as a director of the Company from 1990 to 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The Compensation Committee seeks to provide total compensation paid to our executive officers that is fair, reasonable and competitive.
In this compensation discussion and analysis, the “Named Executive Officers” are as follows:

Nicholas C. Taylor	Chairman of the Board, Chief Executive Officer
Tamala L. McComic	President, Chief Financial Officer, Treasurer, Assistant Secretary
Donna Gail Yanko	Vice President, Secretary

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation for executive officers must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company, reward successful performance and closely align the interests of our executives with the Company. The ultimate objective of our compensation program is to improve stockholder value.

In setting compensation levels, the Compensation Committee evaluates both performance and overall compensation. The review of executive officers’ performance includes a mix of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual and continue to improve the environmental quality of the Company’s operations.

In order to continue to attract and retain the best employees, the Compensation Committee believes the executive compensation packages provided to the Named Executive Officers should include both cash and stock-based compensation.

The Compensation Committee has not retained a compensation consultant to review the compensation practices of the Company’s peers or to advise the Compensation Committee on compensation matters.

Competitive Considerations

We believe the competition for talented employees includes oil and gas exploration and development companies and oilfield service companies. Many of the companies with whom we compete for top level talent are larger and have more financial resources than we do. Both our Compensation Committee and CEO consider known information regarding the compensation practices of likely competitors when reviewing and setting the compensation of the Named Executive Officers.

Compensation Policies and Practices and Risk Mitigation

The Compensation Committee periodically reviews the Company’s compensation policies and practices to ensure that they do not encourage excessive risk-taking. The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Role of Chief Executive Officer in Compensation Decisions

On an annual basis, our CEO reviews the performance of each of the other Named Executive Officers and, based on this review, makes recommendations to the Compensation Committee with respect to the compensation of the Named Executive Officers. The CEO considers internal pay equity issues, individual contribution and performance, competitive pressures and company performance in making his recommendations to the Compensation Committee. The Compensation Committee may accept or adjust such recommendations.

Establishing Executive Compensation

Consistent with our compensation objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to attract and retain the best talent, reward financial success and closely align executives’ interests with the Company’s interests. In setting the compensation, the Compensation Committee reviews total direct compensation for the Named Executive Officers, which includes salary, annual cash incentives and long-term equity incentives. The appropriate level and mix of incentive compensation is not based upon a formula, but is a subjective determination made by the Compensation Committee.

We do not have a policy of stock ownership requirements. In addition, we do not have any employment contracts or change of control agreements, although equity issued pursuant to our Stock Plans is subject to accelerated vesting as described below in “Potential Payments Upon a Change of Control or Termination”.

The Compensation Committee reviews compensation matters and usually performs its annual review of officer salaries during the first quarter of each fiscal year.

Elements of Compensation

Element	Form of Compensation	Purpose
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.
Short-Term Incentive	Cash Bonus	Create a strong financial incentive for achieving financial success and for the competitive retention of executives.
Long-Term Incentive	Stock Options and Restricted Stock Grants	Provide incentives to strengthen alignment of executive team interests with Company interests, reward long-term achievement and promote executive retention.
Insurance Benefits	Eligibility to participate in the plan available to our employees, including major medical, dental, life and short-term disability plans.	Plan is part of broad-based employee benefits.

Insurance Benefits, Defined Benefit Plans and Other Arrangements

We offer an insurance package to all eligible employees that includes major medical, dental and life insurance. The life insurance benefit provides for a maximum term payout of $30,000. This package also provides for a short-term disability benefit with a maximum payout of $200 per week for a term of up to 13 weeks.

Long-term incentive compensation for executive officers is not included in the Company policy. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its 2004 and 2009 Employee Incentive Stock Plans described above.

Potential Payments Upon a Change in Control or Termination

The Company does not have any employment contracts or change of control agreements. However, in the event of a change of control of the Company or termination under certain circumstances, awards granted under the Stock Plans shall become immediately vested and fully exercisable and shall remain exercisable until the expiration of the award or  in the event the participant should die before the expiration of the term of the award until the earlier of the expiration of the term of the award or two years following the date of the participant’s death. Upon termination of employment, stock options held may be exercised to the extent such option was exercisable or in such accelerated basis as the Compensation Committee may determine.

If a change in control or termination of employment as described above were to have occurred as of March 31, 2012, 43,750 stock options held by our Named Executive Officers would have automatically vested.

EXECUTIVE COMPENSATION

The compensation paid to the Named Executive Officers generally consists of base salaries, annual incentive bonus payments and awards under the Stock Plans. The following table summarizes the total compensation awarded to, earned by or paid to the Named Executive Officers during fiscal years 2012, 2011 and 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Nicholas C. Taylor	2012	$-	$-	$-	$6,000	$6,000
Chairman & CEO	2011	$-	$-	$-	$6,000	$6,000
	2010	$-	$-	$-	$6,000	$6,000
Tamala L. McComic (3)	2012	$164,347	$30,000	$143,250	$-	$337,597
President, CFO, Treasurer	2011	$158,021	$25,000	$129,500	$-	$312,521
& Assistant Secretary	2010	$143,610	$22,000	$-	$-	$165,610
Donna Gail Yanko	2012	$6,000	$-	$-	$-	$6,000
Vice President & Secretary	2011	$6,000	$-	$-	$-	$6,000
	2010	$6,000	$-	$-	$-	$6,000

(1)
The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation -  Stock Compensation” pursuant to the 2009 Employee Incentive Stock Plan. The stock option grant of 25,000 shares to Ms. McComic for 2012 was made on November 21, 2011 with a grant date fair value of $5.73. The stock option grant of 25,000 shares to Ms. McComic for 2011 was made on August 16, 2010 with a grant date fair value of $5.18. For a discussion of valuation assumptions, see Note 11 – Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended March 31, 2012.

(2)
All other compensation is comprised of director’s fees only for Mr. Taylor. Director’s fees are paid at the rate of $1,500 per director quarterly. The sole compensation received by the Chairman and CEO of the Company for such period consisted of director's fees.

(3)	Salary amounts for Ms. McComic include accrued vacation not taken and sold back to the Company as follows: $16,125 for fiscal 2012 and $11,069 for fiscal 2011.

COMPENSATION COMMITTEE REPORT

To the Stockholders of Mexco Energy Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, above, with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the fiscal year ended March 31, 2012, for filing with the SEC.

July 20, 2012	Compensation Committee
Jack D. Ladd, Chairman
Kenneth L. Clayton
Paul G. Hines

OPTION EXERCISES FOR FISCAL 2012

The following table provides information with respect to the options exercised by certain Named Executive Officers and directors during fiscal 2012:

Name	Number of Option Awards Acquired on Exercise	Value Realized Upon Exercise (1)
Thomas R. Craddick	10,000	$38,600

(1)
The realized value is based on the difference between the market value of the shares purchased on the date of exercise and the option exercise price multiplied by the number of shares covered by the exercised option. Of these exercised shares, Mr. Craddick retained all 10,000 shares.

OPTION GRANTS FOR FISCAL 2012

The following table summarizes certain information relating to options granted to certain Named Executive Officers and directors during the year ended March 31, 2012.

Name	# of Shares of Stock Options Granted (1)	Exercise or Base Price per Share (2)	Grant Date	Grant Date Fair Value of Options Granted (3)
Tamala L. McComic	25,000	$6.80	11/21/2011	$143,250
Kenneth L. Clayton	10,000	$6.80	11/21/2011	$55,600

(1)	Options vest equally over four years, beginning with the first anniversary of the date of grant and have a term of ten years.
(2)	The exercise or base price for options granted is set as the average stock price on the date of grant.
(3)	The amounts included in this column represent the grant date fair value of the options computed in accordance with ASC 718.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2012 by each of the Named Executive Officers and Company’s current directors.

Name	# of Shares of Unexercised Stock Options Exercisable	# of Shares of Unexercised Stock Options Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date
Nicholas C. Taylor (1)	-	-	$-	-
Tamala L. McComic	2,500	-	$4.35	12/10/2012
	6,250	18,750	$6.29	08/16/2020
	-	25,000	$6.80	11/21/2021
Donna Gail Yanko (1)	-	-	$-	-
Kenneth L. Clayton	-	10,000	$6.80	11/21/2021
Thomas R. Craddick (1)	-	-	$-	-
Paul G. Hines	2,500	7,500	$6.06	09/14/2020
Jack D. Ladd (1)	-	-	$-	-

(1)
At March 31, 2012, Named Executive Officers, Mr. Taylor, also a director, and Ms. Yanko and directors, Messrs. Craddick and Ladd did not hold any options to purchase shares of the Company’s Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee was formed as of June 15, 2005 and Messrs. Clayton, Ladd and Hines are current members thereof. No member of the Compensation Committee is an officer or employee of the Company. None of the Company’s executive officers served on the Board of Directors or the Compensation Committee of any other entity, for which any officers of such other entity served either on our Board of Directors or the Compensation Committee. The Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

CORPORATE GOVERNANCE AND CODE OF BUSINESS CONDUCT

The Board of Directors and management are dedicated to exemplary corporate governance and high standards of conduct and ethics. The Board adopted the Company’s Code of Ethics and Business Conduct (the “Code”) to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness.  The Code applies to all employees including directors and executive officers. The Code can be found at www.mexcoenergy.com by clicking on “Investor Relations” then "Corporate Governance". Shareholders may request a free printed copy of the Code by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in the Company's Code of Ethics and Business Conduct. The Audit Committee, pursuant to the Audit Committee Charter, has the responsibility to review, assess and approve or disapprove conflicts of interest and related-party transactions to ensure compliance with the Code.

The Code provides that directors, officers, and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest. Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees) or the Board of Directors (in the case of officers or directors). Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of appropriate personnel.

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company. The Code sets forth several examples of how conflicts of interest may arise, including when a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company; the Company gives loans to, or guarantees of obligations of directors, officers, employees or their immediate family members; or the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at the Annual Meeting. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our Proxy Statement or Annual Report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our Proxy Statement or Annual Report.

Based on these reviews, the Company discloses the following transactions:

Our majority stockholder and Chief Executive Officer, Nicholas C. Taylor, shares office expenditures with Mexco.

Thomas Craddick, a member of the board of directors and Company employee, invested his personal funds, on the same basis as an unrelated third party investor, in a 5.0% working interest in our well in Ward County, Texas. Effective January 1, 2010, we purchased for approximately $78,000, Mr. Craddick’s 5.0% working interest in this well. Mr. Craddick retained a .125% overriding royalty interest in this well.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of July 20, 2012, by each of the Company's directors and executive officers, by all executive officers and directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

	Number of Shares (1)	Percent of Class (2)
SECURITY OWNERSHIP OF 5% HOLDERS:
Howard Cox, 15 Congress Street, Mailstop B-6, Boston, MA 02109	202,400	9.94%

SECURITY OWNERSHIP OF MANAGEMENT:
Kenneth L. Clayton	4,900	*
Thomas R. Craddick	15,000	*
Paul G. Hines	5,000	*
Jack D. Ladd	1,440	*
Tamala L. McComic	15,200	*
Nicholas C. Taylor	888,811	43.66%
Donna Gail Yanko (3)	11,612	*

Officers and directors as a group (7 persons)	941,963	45.82%

*	Indicates less than 1% of the outstanding shares of the Company’s Common Stock.

(1)
Included in the number of shares of Common Stock Beneficially Owned are shares that such persons have the right to acquire within 60 days of the record date, July 25, 2012, pursuant to options to purchase such Common Stock (Mr. Hines, 5,000; and Ms. McComic,, 15,000).

(2)
Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)	Includes shares beneficially owned as follows: Ms. Yanko’s spouse – 944.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation. Based on our records and other information, the Company believes that during the fiscal year ended March 31, 2012 all applicable Section 16(a) filing requirements were met.

PROPOSAL 2:  RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and the Board of Directors has approved Grant Thornton LLP for appointment as our independent registered public accounting firm for the fiscal year ending March 31, 2013, subject to ratification by the stockholders. Neither the Company’s bylaws nor other governing documents or law require shareholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm; however, the Company is submitting the selection of Grant Thornton to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Grant Thornton LLP served as the independent registered public accountants for the Company for the fiscal year ended March 31, 2012. A representative of that firm will not be present at the Annual Meeting, but will be available by telephone, and have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

AUDIT FEES AND SERVICES

The table below sets forth the aggregate fees billed by Grant Thornton LLP, the Company’s independent registered public accounting firm, for the last two fiscal years:

	2012	2011
Audit fees (1)	$107,326	$111,050
Audit related fees	$-	$-
Tax service fees (2)	$-	$-
All other fees	$-	$-
Total	$107,326	$111,050

(1)
For the audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, review of the Company’s quarterly financial statement included in its Quarterly Reports on Form 10-Q and review of the Company’s other filings with the SEC, including consents and other research work necessary to comply with generally accepted auditing standards for the years ended March 31, 2012 and 2011.

(2)	There were no fees billed for the fiscal years 2012 and 2011 for professional services rendered by Grant Thornton LLP, for tax compliance, tax advice and tax planning.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit and non-audit services. All fees paid in fiscal 2012 and 2011 were approved in accordance with these procedures. All of the work performed in auditing our financial statements for the last two fiscal years of the Company by Grant Thornton, LLP, has been performed by their full-time, permanent employees.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Mexco Energy Corporation:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s financial statements. In keeping with this goal, the Board of Directors adopted a written charter, which is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2012. The Audit Committee met four times during fiscal 2012. The  members of the Audit Committee are independent directors.

The Audit Committee oversees the Company’s financial reporting process on behalf of the entire Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report and to assist the Board of Directors with oversight of integrity of the Company’s financial statements; compliance by the Company with standards of business ethics and legal and regulatory requirements; qualifications and independence of the Company’s independent auditors; and performance of the Company’s independent auditors.

The Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s quarterly and audited financial statements, including the quality of accounting principles with management and the independent accountants. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed with the Company’s independent auditors the independent auditor’s independence.

Audit fees billed to the Company by Grant Thornton LLP for the audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, the review of those financial statements included in the Company’s quarterly reports on Form 10-Q and the review of the Company’s other filings with the SEC including research work necessary to comply with generally accepted auditing standards totaled $107,326 during the Company’s 2012 fiscal year. The Audit Committee has concluded that Grant Thornton LLP does not provide any non-audit services.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2012 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

July 20, 2012	Audit Committee
Paul G. Hines, Chairman
Kenneth L. Clayton
Jack D. Ladd

The Board of Directors recommends that you vote

FOR

the appointment of GRANT THORNTON LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2013.

STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company's stockholders is scheduled to be held on September 10, 2013. Appropriate proposals of stockholders intended to be presented at the 2013 Annual Meeting must be received by the Secretary of the Company at the Company’s offices at 214 West Texas Avenue, Suite 1101, Midland, Texas 79701, by March 31, 2013 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2013 Annual Meeting.

In addition, the Company’s policy has established advance notice procedures to shareholders proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting (in the case of the next Annual Meeting, on or prior to June 21, 2013) at the address of the Company’s principal executive offices above. Such notice must include the information which would be required to be included in the proxy statement filed pursuant to the rules of the SEC had the proposal been made by the Board of Directors.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive office mailing address, P.O. Box 10502, Midland, Texas 79702, telephone number (432) 682-1119. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2012 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

ACCESS TO REPORTS

Stockholders may obtain a copy of the Annual Report on Form 10-K and any of the other reports filed by Mexco with the SEC, free of charge, (1) from the SEC's website at www.sec.gov, (2) from our website at www.mexcoenergy.com, or (3) by writing to our Corporate Secretary at our principal executive offices, P.O. Box 10502, Midland, Texas 79702 or by email to mexco@sbcglobal.net.

We also employ the Public Register’s Annual Report Service which can provide you a copy of our annual report at www.prars.com, free of charge, as soon as practicable after providing such report to the SEC.

OTHER MATTERS

We know of no other business which will be presented at the Annual Meeting other than as explained herein. Our Board of Directors has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to:  Mexco Energy Corporation, Attention: Secretary, P.O. Box 10502, Midland, Texas 79702. All communications received in the mail will be opened by the Company’s Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders although we have no formal policy requiring attendance.

On June 29, 2012, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ended March 31, 2012. The Annual Report on Form 10-K has been provided concurrently with this Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

You can learn more about the Company and our operations by visiting our website at www.mexcoenergy.com. Our website contains information concerning our business, recent news releases and other filings with the SEC; our Code of Business Conduct and Ethics; the charters of the Audit Committee, Compensation Committee and Nominating Committee; and, information concerning our Board of Directors and stockholder relations.

BY ORDER OF THE BOARD OF DIRECTORS

Donna Gail Yanko, Secretary

MEXCO ENERGY CORPORATION

MEXCO ENERGY CORPORATION
214 WEST TEXAS AVE.
SUITE 1101
MIDLAND, TX 79701

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37816-P15632 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MEXCO ENERGY CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	**Election of Directors**			
	1a) Kenneth L. Clayton	☐	☐	☐
	1b) Thomas R. Craddick	☐	☐	☐
	1c) Paul G. Hines	☐	☐	☐
	1d) Jack D. Ladd	☐	☐	☐
	1e) Nicholas C. Taylor	☐	☐	☐
2.	**Ratification of Selection of Independent Registered Public Accounting Firm.**	☐	☐	☐

NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company for the Annual Meeting to be held on September 11, 2012. Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2. If any other matters properly come before the meeting the persons name in this proxy will vote in their discretion.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

M37817-P15632

MEXCO ENERGY CORPORATION
Annual Meeting of Stockholders
September 11, 2012 2:00 PM
Petroleum Club of Midland
501 West Wall, Midland, Texas 79701

This proxy is solicited by the Board of Directors

The undersigned stockholder of Mexco Energy Corporation hereby appoints and instructs Nicholas C. Taylor, Thomas R. Craddick and Jack D. Ladd or each or any of them, with power of substitution, proxies to act and vote shares of common stock of the undersigned at the 2012 Annual Meeting of Stockholders to be held September 11, 2012, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed on the reverse side with the respect to the stated matter described in the proxy statement for the meeting and (B) at their discretion, upon other matters that may properly come before the meeting.

UNLESS A CONTRARY INSTRUCTION IS SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

Address change/comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side